UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4 2010

INTERACTIVE DATA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On May 4, 2010, a lawsuit was filed in the Superior Court of Middlesex County, Massachusetts by Kenneth Page against Interactive Data Corporation, Warburg Pincus, Silver Lake Partners and Company Directors Rona Fairhead, Raymond L. D’Arcy, Myra R. Drucker, Donald P. Greenberg, Casper J.A. Hobbs, Philip J. Hoffman, Donald C. Kilburn, Robert C. Lamb, Jr., Victor R. Simone, Jr., and Luke Swanson regarding the proposed acquisition of the Company by Hg Investors LLC, an affiliate of Silver Lake Technology Management LLC and Warburg Pincus LLC. Mr. Page alleges in his complaint that he is a stockholder of the Company and asserts breach of fiduciary duty claims against the Company directors, and claims for aiding and abetting breach of fiduciary duties against the Company, Silver Lake and Warburg Pincus. Mr. Page purports to sue on his own behalf and on behalf of a class consisting of the Company’s stockholders (other than the defendants and their affiliates). Mr. Page purports to seek to enjoin the proposed transaction with Hg Investors, or in the event the transaction is consummated prior to entry of a final judgment, rescission of the transaction or an award of rescissory damages. The defendants intend to defend the lawsuit vigorously, including opposing any efforts to enjoin the proposed transaction.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, the Company will prepare an information statement to be filed with the SEC that will provide additional important information concerning the Merger, including the necessary procedures to be followed by stockholders who wish to exercise appraisal rights. When completed, a definitive information statement will be mailed to the stockholders of the Company. The Company’s stockholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the information statement and other relevant documents (when available) by directing a request by mail or telephone to Interactive Data Corporation, 32 Crosby Drive Bedford, MA 01730, Attn: Investor Relations, telephone: (781) 687-8500, or from the Company’s website, http://www.interactivedata.com.

Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the information statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers [and Pearson] in the Merger, which may be different than those of the Company’s stockholders generally, by reading the information statement and other relevant documents regarding the Merger, when filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION

Date: May 7, 2010	By:	/S/ ANDREA H. LOEW
	Name:	ANDREA H. LOEW
	Title:	Executive Vice President, General Counsel and Corporate Secretary